UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2020, Under Armour, Inc. (“Under Armour”, or the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2020. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on July 31, 2020 to discuss its financial results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Under Armour, Inc. press release announcing financial results for the three and six months ended June 30, 2020.

101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: July 31, 2020	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer